Exhibit 10.2

AMENDMENT NO. 1 TO SPONSOR AGREEMENT

THIS AMENDMENT (this “Amendment”) to the Sponsor Agreement, dated as of January 9, 2025 by and between 21Shares US LLC, a Delaware limited liability company (the “Sponsor”) and ARK 21Shares Bitcoin ETF (the “Trust” and such agreement, the “Sponsor Agreement”), is made as of August 26, 2026 (the “Effective Date”) by and between the Sponsor and the Trust.

WHEREAS, reference is made to the Sponsor Agreement; and

WHEREAS, the parties hereto desire to amend certain provisions of the Sponsor Agreement as more particularly described below.

NOW, THEREFORE, in consideration of the foregoing, the Sponsor Agreement is hereby amended as follows:

1.	Paragraph 7 is amended to the below:

7. Sponsor’s Compensation. The Trust shall pay to Sponsor a fee as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid at least quarterly in arrears by the Trust. No other compensation is paid to the Sponsor by the Trust. Sponsor’s compensation is paid in consideration of Sponsor’s (i) services under this Agreement and the Trust Agreement and (ii) the payment by Sponsor of the Trust expenses described in paragraph 8 below. The Sponsor may, in its sole discretion, voluntarily waive all or a portion of the fee it receives from the Trust.

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[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment No. 1 is hereby adopted as of the Effective Date.

ARK 21Shares Bitcoin ETF

By:	21Shares US LLC, as Sponsor to the Trust

	By:	/s/ Duncan Moir
	Name:	Duncan Moir
	Title:	President

21Shares US LLC

By:	/s/ Duncan Moir
Name:	Duncan Moir
Title:	President

[Signature Page to Amendment No. 1 to Sponsor Agreement]